                     MID-AMERICA REALTY INVESTMENTS, INC.
                       11506 NICHOLAS STREET, SUITE 100
                             OMAHA, NEBRASKA 68154

                                 July 14, 1998

Dear Fellow Stockholder:

We have previously mailed to you proxy materials dated July 1, 1998 relating to the Mid-America Realty Investments, Inc. Special Meeting of Stockholders to be held on August 5, 1998.

According to our latest records, we have not yet received your voting instructions. The Merger with Bradley Real Estate, Inc. described in the Proxy Statement requires the affirmative vote of two-thirds of the outstanding shares of Mid-America Common Stock, so regardless of the number of shares you own, it is important that they are represented at the Meeting. If you haven't yet sent in your voting instructions, please take a moment to sign, date and mail the enclosed form promptly in the postage-paid return envelope provided for your convenience.

FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD OF DIRECTORS BELIEVES THE MERGER AND THE MERGER AGREEMENT ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE TO APPROVE THE MERGER AND THE MERGER AGREEMENT.

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                            ----------------------

                           PLEASE KEEP IN MIND THAT
            NOT VOTING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST
                                  THE MERGER

                  PLEASE RETURN THE ENCLOSED PROXY CARD TODAY
                  -------------------------------------------

 IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE IN VOTING YOUR SHARES, PLEASE
  CONTACT D.F. KING & CO., WHICH IS ASSISTING US IN THIS MATTER. ALSO, IF YOU REQUIRE AN ADDITIONAL COPY OF THE PROXY STATEMENT, PLEASE CALL D. F. KING & CO. AT THE FOLLOWING NUMBER.

                          TOLL-FREE:  1-800-669-5550

--------------------------------------------------------------------------------

If you have already mailed your vote, please disregard this letter and accept our thanks.

                                    Very truly yours,

                                    Jerome L. Heinrichs
                                    Chairman of the Board and
                                    Chief Executive Officer

                     MID-AMERICA REALTY INVESTMENTS, INC.
                       11506 NICHOLAS STREET, SUITE 100
                             OMAHA, NEBRASKA 68154

                                 July 14, 1998

Dear Fellow Stockholder:

We have previously mailed to you proxy materials dated July 1, 1998 relating to the Mid-America Realty Investments, Inc. Special Meeting of Stockholders to be held on August 5, 1998.

According to our latest records, we have not yet received your proxy. The Merger with Bradley Real Estate, Inc. described in the Proxy Statement requires the affirmative vote of two-thirds of the outstanding shares of Mid-America Common Stock, so regardless of the number of shares you own, it is important that they are represented at the Meeting. If you haven't yet sent in your proxy, please take a moment to sign, date and mail the enclosed form promptly in the postage-paid return envelope provided for your convenience.

FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD OF DIRECTORS BELIEVES THE MERGER AND THE MERGER AGREEMENT ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE TO APPROVE THE MERGER AND THE MERGER AGREEMENT.

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
                            ----------------------

                           PLEASE KEEP IN MIND THAT
            NOT VOTING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST
                                  THE MERGER

                  PLEASE RETURN THE ENCLOSED PROXY CARD TODAY
                  -------------------------------------------

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT D.F. KING & CO., WHICH IS ASSISTING US IN THIS MATTER. ALSO, IF YOU REQUIRE AN ADDITIONAL COPY OF THE PROXY STATEMENT, PLEASE CALL D. F. KING & CO. AT THE FOLLOWING NUMBER.

--------------------------------------------------------------------------------

                          TOLL-FREE:  1-800-669-5550

If you have already mailed your vote, please disregard this letter and accept our thanks.

                                    Very truly yours,

                                    Jerome L. Heinrichs
                                    Chairman of the Board and
                                    Chief Executive Officer